AMENDMENT TO

MEMBERSHIP INTEREST REDEMPTION

AND WITHDRAWAL AGREEMENT

THIS AMENDING AGREEMENT made the 19th day of November, 2004.

BETWEEN:

ALASKA STAR MINERALS, L.L.C., an Arizona limited liability company

(hereinafter called “Alaska Star”)

AND:

BRISCOE INVESTMENTS, LP, RLLP, an Arizona limited partnership

(hereinafter called “Briscoe”)

AND:

PAUL MATYSEK, of West Vancouver, British Columbia

(hereinafter called “Matysek”)

AND:

BEDROCK CAPITAL CORPORATION LTD., of West Vancouver, British Columbia

(hereinafter called “Bedrock”)

AND:

LIBERTY STAR GOLD CORP., a Nevada corporation

(hereinafter called “Liberty Star”)

WHEREAS:

A.                     Alaska Star, Briscoe and Matysek entered into a Membership Interest Redemption and Withdrawal Agreement (the “Withdrawal Agreement”) dated October 29, 2004.

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B.           The parties have decided to supplement and amend the Withdrawal Agreement and to include Bedrock and Liberty Star with respect to certain rights and obligations of those parties.

NOW, THEREFORE, in consideration of the mutual covenants and premises contained herein, the parties agree as follows:

1.	Alaska Star agrees to cancel 7,000,000 of its shares in the common stock of Liberty Star;

2.             The 1,750,000 shares of common stock of Liberty Star to be transferred on the “transfer date” from Alaska Star to Matysek under the Withdrawal Agreement shall be transferred to Bedrock, so that upon completion of the transactions contemplated in this agreement and the Withdrawal Agreement, Alaska Star will own 8,750,000 common shares of Liberty Star and Bedrock will own 1,750,000 common shares of Liberty Star. The 1,750,000 shares of Bedrock in the capital of Liberty Star are referred to as the “Bedrock Shares”.

3.             Liberty Star agrees to register the Bedrock Shares on Form SB-2 or such other registration document as is appropriate (the “Registration Statement”) and have such Registration Statement declared effective by the Securities and Exchange Commission under the Securities Act of 1933 (the “1933 Act”) as soon as reasonably and commercially practicable.

4.             Bedrock agrees to deposit its Bedrock Shares into escrow with Clark, Wilson, Liberty Star’s attorneys, pursuant to Clark, Wilson’s form of escrow agreement, under which Clark, Wilson is instructed to hold the Bedrock Shares and to deliver them to Bedrock only after effective registration of the Registration Statement (to a maximum of 2 years from the transfer date) as to 330,000 for each 90 day period commencing February 1, 2005 (each, a “Release Date”). By way of example, if the Registration Statement is not effective until August 30, 2005, on that date the 330,000 share releases for each of February 1, May 1, 2005 and August 1, 2005 will be made (total 990,000 shares) and the next release of 330,000 shares will be made November 1, 2005.

5.             Until the Registration Statement has become effective, upon the request of Bedrock, Alaska Star agrees to commence sale of the maximum number of shares allowed under Rule 144 promulgated under the 1933 Act (“Rule 144”) over a period of days so as not to disrupt the orderly market of Liberty Star. During that period, Alaska Star will not sell any Liberty Star shares except with Bedrock’s consent.

6.             Upon sale by Alaska Star of any shares of Liberty Star under Rule 144 until the Registration Statement has become effective:

(a)	Alaska Star will deliver 80% of the net proceeds of such sale to Bedrock;
(b)

Bedrock agrees to return to Alaska Star the number of shares sold by Alaska Star which made up the proceeds delivered to Bedrock (the “Returned Shares”); by way of example, if 100,000 shares are sold and yield net proceeds of $25,000 after broker commissions, Alaska Star will transfer $20,000 (80%) to Bedrock and Bedrock will owe Alaska Star 80,000 (80%) Liberty Star shares as Returned

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Shares. The Returned Shares will be treated as a loan of shares from Alaska Star to Bedrock.; and

(c)	Bedrock will return any Returned Shares owing to Alaska Star immediately upon a Release Date.

7.             The terms of paragraph 5 above will continue and be repeated quarterly until the earlier of the date the Registration Statement has become effective and the last Release Date, to a maximum of 1,750,000 shares for which Alaska Star may deliver the proceeds to Bedrock..

8.             In all other respects, the terms of the Withdrawal Agreement shall remain valid and binding and shall apply to this Agreement.

IN WITNESS WHEREOF, the parties hereto have caused this Amending Agreement to be executed as of the day and year first above written.

ALASKA STAR MINERALS, L.L.C.,

By:	/s/ James A. Briscoe
James A. Briscoe, Manager

BRISCOE INVESTMENTS, LP, RLLP,

By:	/s/ James A. Briscoe
James A. Briscoe, Managing Partner

/s/ Paul Matysek

PAUL MATYSEK

BEDROCK CAPITAL CORPORATION LTD.

By:	/s/ signed

LIBERTY STAR GOLD CORP.

By:	/s/ signed

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